2Q TWENTY25 INVESTOR PRESENTATION ORIGIN BANCORP, INC.

2 FORWARD-LOOKING STATEMENTS AND NON-GAAP MEASURES This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc’s (“Origin”, “we”, “our” or the “Company”) future financial performance, business and growth strategies, projected plans and objectives, and any expected purchases of its outstanding common stock, and related transactions and other projections based on macroeconomic and industry trends, including changes to interest rates by the Federal Reserve and the resulting impact on Origin’s results of operations, estimated forbearance amounts and expectations regarding the Company’s liquidity, including in connection with advances obtained from the FHLB, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin’s control. Statements or statistics preceded by, followed by or that otherwise include the words “assumes,” “anticipates,” “believes,” “estimates,” “expects,” “foresees,” “intends,” “plans,” “projects,” and similar expressions or future or conditional verbs such as “could,” “may,” “might,” “should,” “will,” and “would” and variations of such terms are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect Origin’s future results and cause actual results to differ materially from those expressed in the forward- looking statements include, but are not limited to: (1) the impact of current and future economic conditions generally and in the financial services industry, nationally and within Origin’s primary market areas, including the impact of tariffs, as well as the financial stress on borrowers and changes to customer and client behavior as a result of the foregoing; (2) changes in benchmark interest rates and the resulting impacts on net interest income; (3) deterioration of Origin’s asset quality; (4) factors that can impact the performance of Origin’s loan portfolio, including real estate values and liquidity in Origin’s primary market areas; (5) the financial health of Origin’s commercial borrowers and the success of construction projects that Origin finances; (6) changes in the value of collateral securing Origin’s loans; (7) the impact of generative artificial intelligence; (8) Origin’s ability to anticipate interest rate changes and manage interest rate risk; (9) the impact of heightened regulatory requirements, reduced debit interchange and overdraft income and the possibility of facing related adverse business consequences if our total assets grow in excess of $10 billion as of December 31 of any calendar year; (10) the effectiveness of Origin’s risk management framework and quantitative models; (11) Origin’s inability to receive dividends from Origin Bank and to service debt, pay dividends to Origin’s common stockholders, repurchase Origin’s shares of common stock and satisfy obligations as they become due; (12) the impact of labor pressures; (13) changes in Origin’s operation or expansion strategy or Origin’s ability to prudently manage its growth and execute its strategy; (14) changes in management personnel; (15) Origin’s ability to maintain important customer relationships, reputation or otherwise avoid liquidity risks; (16) increasing costs as Origin grows deposits; (17) operational risks associated with Origin’s business; (18) significant turbulence or a disruption in the capital or financial markets and the effect of market disruption and interest rate volatility on our investment securities; (19) increased competition in the financial services industry, particularly from regional and national institutions, as well as from fintech companies; (20) compliance with governmental and regulatory requirements and changes in laws, rules, regulations, interpretations or policies relating to financial institutions; (21) periodic changes to the extensive body of accounting rules and best practices; (22) further government intervention in the U.S. financial system; (23) a deterioration of the credit rating for U.S. long-term sovereign debt; (24) Origin’s ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; (25) natural disasters and other adverse weather events, pandemics, acts of terrorism, war, and other matters beyond Origin’s control; (26) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (27) fraud or misconduct by internal or external actors (including Origin employees); (28) cybersecurity threats or security breaches and the cost of defending against them; (29) Origin’s ability to maintain adequate internal controls over financial and non-financial reporting; and (30) potential claims, damages, penalties, fines, costs and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Origin’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission and any updates to those sections set forth in Origin’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin’s underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin’s behalf may issue. Annualized, pro forma, adjusted, projected, and estimated numbers are used for illustrative purposes only, are not forecasts, and may not reflect actual results. This presentation contains projected financial information with respect to Origin, including with respect to certain goals and strategic initiatives of Origin and the anticipated benefits thereof. This projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to significant business, economic (including interest rate), competitive, and other risks and uncertainties. Actual results may differ materially from the results contemplated by the projected financial information contained herein and the inclusion of such projected financial information in this presentation should not be regarded as a representation by any person that such actions will be taken or accomplished or that the results reflected in such projected financial information with respect thereto will be achieved. Origin reports its results in accordance with generally accepted accounting principles in the United States ("GAAP"). However, management believes that certain supplemental non-GAAP financial measures may provide meaningful information to investors that is useful in understanding Origin's results of operations and underlying trends in its business. However, non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin's reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation: Pre-tax, pre-provision (“PTPP”) earnings, PTPP ROAA, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity (“ROATCE”) and core efficiency ratio. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. ORIGIN BANCORP, INC. _______

ORIGIN BANCORP, INC. _______ LOUISIANA Entry: 1912 Loans: $1,498 Deposits: $3,103 DOLLARS IN MILLIONS, UNAUDITED (2) (3) 3 DEPOSITS & LOANS BY STATE (1) Note: All financial information is as of June 30, 2025. Map location counts include full service branches only as of filing date. Please see slide 30 for all footnote references included above. MISSISSIPPI Entry: 2010 Loans: $562 Deposits: $560 7% 8% 38% 21% 55% 71% Loans (3)Deposits (2) ICS ICS TEXAS Dallas/Fort Worth Houston East Texas Entry: 2008 Entry: 2013 Entry: 2022 Loans: $2,582 Loans: $2,055 Loans: $382 Deposits: $2,081 Deposits: $1,401 Deposits: $890 Total Texas Loans: $5,019 Total Texas Deposits: $4,372 SOUTHEAST (AL/FL) Entry: 2024 Loans: $30 Deposits: $64 11 9 9 17 6 11 BEST BANKS TO WORK FOR IN AMERICA 12 CONSECUTIVE YEARS

OPTIMIZE ORIGIN

TO DELIVER ELITE LEVEL FINANCIAL PERFORMANCE

PRODUCTIVITY, DELIVERY & EFFICIENCY

BALANCE SHEET OPTIMIZATION

CULTURE & EMPLOYEE ENGAGEMENT

UPDATED FINANCIAL OUTLOOK

NEAR TERM GOAL
1% + ROAA RUN RATE BY 4Q25

ULTIMATE TARGET
TOP QUARTILE ROAA

	4Q25*	2025*
Loan Growth - ex Warehouse (Yr/Yr)	Low-Single Digits	Low-Single Digits
Deposit Growth (Yr/Yr)	Low-Single Digits	Low-Single Digits
NIM	3.70% +/- 5 BPS	3.55% +/- 5 BPS
NII Growth (Yr/Yr)	High-Single Digits	High-Single Digits
Noninterest Income Growth (Yr/Yr)(4)	Low-Double Digits	Flat
Noninterest Expense Growth (Yr/Yr)(4)	Down Low-Single Digits	Flat to Down Slightly
Tax rate	~ 21.0%	~ 21.0%

*Assumes two 25-bp cuts in 2025

Please see slide 30 for all footnote references included above.

4

OPTIMIZE ORIGIN

TO DELIVER ELITE LEVEL FINANCIAL PERFORMANCE

UPDATED OPTIMIZATIONS	UPDATED REALIZATION TIMELINE	ANNUALIZED BENEFIT *(pre-tax)*
• Production Optimization: Branch, retail staff, commercial banker and other production banker profitability optimization	4Q24 – 2H25	~ $11.5MM
• Securities Optimization: Opportunistic restructuring within our securities portfolio [5]	4Q24 – 2025	~ $11.7MM
• Capital Optimization: Call Bank level subordinated debt - saving future interest expense in shift from fixed to floating	1H25	~ $2.1MM
• Liquidity Optimization: Cash management efficiency opportunities	Ongoing	~ $1.2MM
• Mortgage Optimization: Mortgage restructuring	2Q25	~ $1.5MM
• Additional vendor and other efficiency optimization	1Q25	~ $0.2MM
• Additional investment in Argent Financial: Ownership of 20% allows for new accounting methodology	3Q25	~ $6.0MM
	Identified total estimated annualized benefit	***~$34.2MM***

Please see slide 30 for all footnote references included above.

5

ORIGIN STRATEGICALLY INVESTS IN TEXAS & SOUTHEAST[6]

THE MOST DYNAMIC GROWTH MARKETS IN THE COUNTRY

STRONG NET MIGRATION INTO OUR MARKETS



NORTHEAST
-1,318,575
MIDWEST
-528,601
WEST
-968,751
SOUTH
+2,815,927

Net Domestic Migration from April 1, 2020 to July 1, 2024

TEXAS

- 8th largest economy in the world
- #1 in jobs created from May 2024 to May 2025 with 213,300 nonfarm jobs added
- Home to 52 Fortune 500 company headquarters
- Texas boasts the 2nd largest civilian workforce in the US with over 15 million workers
- Texas is the leading destination for corporate relocation & expansion projects
- Texas is home to 3.3 million small businesses and hundreds of publicly traded companies
- As of 2Q25, Texas continues to lead the nation in high tech exports for the 12th year in a row

SOUTH ALABAMA & FLORIDA PANHANDLE

- Baldwin County - 6th fastest growing metro area in the country
- High-tech employment population
  - 7 of top 10 US defense contractors have a presence in the region
- Mobile, AL - 12th largest US port by tonnage
- Mobile Harbor project will make it the deepest harbor on the Gulf Coast in 2025

Please see slide 30 for all footnote references included above.

6

7 ORIGIN BANCORP, INC. _______

PERFORMANCE HIGHLIGHTS AT-A-GLANCE - SECOND QUARTER 2025

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS
UNAUDITED

	Key Performance Metrics	2Q25	1Q25
Balance Sheet	Total Loans Held for Investment ("LHFI")	$ 7,684,446	$ 7,585,526
	Total Assets	9,678,158	9,750,372
	Total Deposits	8,123,036	8,338,412
Income Statement	Net Income	$ 14,647	$ 22,411
	Pre-Tax, Pre-Provision ("PTPP") Earnings(7)	21,521	31,993
	Diluted EPS	0.47	0.71
Selected Ratios	NIM - FTE	3.61 %	3.44 %
	Return on Average Assets (annualized) ("ROAA")	0.60	0.93
	PTPP ROAA (annualized)(7)	0.89	1.32
	Return on Average Stockholders' Equity (annualized) ("ROAE")	4.94	7.79
	Return on Average Tangible Common Equity (annualized) ("ROATCE")(7)	5.74	9.09
	Book Value per Common Share	$ 38.62	$ 37.77
	Tangible Book Value per Common Share(7)	33.33	32.43
	Common Equity to Total Assets	12.46 %	12.10 %
	Tangible Common Equity to Tangible Assets(7)	10.94	10.57
	Efficiency Ratio	74.23	65.99
	Core Efficiency Ratio(7)	73.77	65.33
	Allowance for Loan Credit Losses ("ALCL") to Total Loans Held for Investment	1.20	1.21

Please see slide 30 for all footnote references included above.

2Q25 Key Highlights

- ***Optimize Origin*** **- Initiative to drive elite financial performance and enhance our award-winning culture.**
- **Our NIM-FTE increased 17 bps for 2Q25, compared to 1Q25. This was driven primarily by an 8-bp increase in our yield on interest-earning assets and a 5-bp reduction in rates paid on interest-bearing liabilities.**
- **Net interest income was $82.1 million for 2Q25, reflecting an increase of $3.7 million, or 4.7%, compared to 1Q25 and is at its highest level in the previous nine quarters.**
- **As part of our bond portfolio optimization strategy, we sold available-for-sale investment securities with a book value of $215.8 million and realized a loss of $14.4 million during the quarter ended June 30, 2025. This transaction contributed approximately 2 bps to our NIM-FTE for the quarter ended June 30, 2025, with an estimated total benefit of 6 bps over the next twelve months.**
- **During the quarter ended June 30, 2025, we repurchased 136,399 shares of our common stock at an average price of $31.84 per share.**

ORIGIN BANCORP, INC.
8

ORIGIN BANCORP, INC. _______ TRENDING KEY MEASURES UNAUDITED Diluted EPS ($)Net Income ($) Total Loans Held for Investment, Adjusted(8) ($) Total Deposits ($) 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 8,123 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 4,257 7,110 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 DOLLARS IN THOUSANDS 9 Total Loans Held for Investment ($) DOLLARS IN MILLIONS 5,187 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 DOLLARS IN MILLIONS DOLLARS IN MILLIONS Please see slide 30 for all footnote references included above. CAGR 11.1% CAGR 14.7% CAGR 7.7% 6,159 26,978 14,647 Core Efficiency Ratio(7) (%) (Non-GAAP) 53.03 73.77 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 28.76 33.33 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 Tangible Book Value per Common Share(7) ($) (Non-GAAP) 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 Return on Average Assets (%) CAGR 4.0% CAGR (20.5)% 1.14 0.47 7,684 1.43 0.60 3.02 3.61 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 CAGR 4.8%% NIM, FTE (%)

ORIGIN BANCORP, INC. _______ ASSET AND STOCKHOLDERS' EQUITY GROWTH 1997 - 2Q25 DOLLARS IN MILLIONS Total Assets ($) 148 9,678 1997 2002 2007 2012 2017 2022 2Q25 Total Stockholders' Equity ($) 11 1,206 1997 2002 2007 2012 2017 2022 2Q25 CAGR 16.4% CAGR 18.5% 10 1,681 1,764 Origin Bancorp, Inc. Cumulative Return ($) KBW Nasdaq Bank Total Return Index ($) 12 /3 1/ 96 12 /3 1/ 97 12 /3 1/ 98 12 /3 1/ 99 12 /3 1/ 00 12 /3 1/ 01 12 /3 1/ 02 12 /3 1/ 03 12 /3 1/ 04 12 /3 1/ 05 12 /3 1/ 06 12 /3 1/ 07 12 /3 1/ 08 12 /3 1/ 09 12 /3 1/ 10 12 /3 1/ 11 12 /3 1/ 12 12 /3 1/ 13 12 /3 1/ 14 12 /3 1/ 15 12 /3 1/ 16 12 /3 1/ 17 12 /3 1/ 18 12 /3 1/ 19 12 /3 1/ 20 12 /3 1/ 21 12 /3 1/ 22 12 /3 1/ 23 12 /3 1/ 24 0 500 1,000 1,500 2,000 2,500 Total Shareholder Return(9) ($) IPO Please see slide 30 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED

ORIGIN BANCORP, INC. _______ 11 2,620 4,747 5,276 5,250 5,019 1,545 2,747 2,993 2,810 2,582 1,075 1,631 1,837 2,022 2,055 369 446 418 382 DFW Houston East Texas 2021 2022 2023 2024 2Q25 Deposit Trends by Texas Market(2)(11) ($) Loan Trends by Texas Market(3) ($) TEXAS GROWTH STORY Texas Franchise Highlights DOLLARS IN MILLIONS • 29 locations throughout 10 counties including the 4th and 5th largest MSAs in the United States.(10) • Texas franchise represents 71% of LHFI(3) and 55% of deposits(2) at June 30, 2025. 3,132 4,261 4,172 4,524 4,372 1,925 2,196 2,058 2,119 2,081 1,207 1,173 1,205 1,478 1,401 892 909 927 890 DFW Houston East Texas 2021 2022 2023 2024 2Q25 CAGR 20.4% CAGR 10.0% Please see slide 30 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED (12)

ORIGIN BANCORP, INC. _______ 12 LOAN GROWTH 4,498 6,805 7,331 7,225 7,110 4,498 5,593 7,225 7,110 1,212 Origin Acquired 2021 2022 2023 2024 2Q25 0 2,000 4,000 6,000 8,000 Loans Held for Investment Key Data DOLLARS IN MILLIONS IDT • Total Loans Held for Investment, excluding mortgage warehouse lines of credit, were $7.11 billion at June 30, 2025, reflecting a decrease of $71.7 million, or 1.0%, compared to March 31, 2025. • Total mortgage warehouse lines of credit were $574.7 million, or 7.5%, of total loans held for investment at June 30, 2025. Loans Held for Investment Growth excluding Mortgage Warehouse Lines of Credit (13) ($) 1,872 2,894 3,013 2,979 2,984 1,872 2,267 2,979 2,984627 Origin Acquired 2021 2022 2023 2024 2Q25 0 1,000 2,000 3,000 4,000 Commercial and Industrial (“C&I”) and Owner Occupied Commercial Real Estate (“CRE”) Growth(13) ($) Please see slide 30 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED

WELL DIVERSIFIED LOAN PORTFOLIO[14]

UNAUDITED

Loan Composition at June 30, 2025: $7,684 million



Residential Real Estate - Single Family & Consumer
19%
Commercial & Industrial 26%
Multi-Family Real Estate
7%
9%
13%
Construction/Land/ Land Development ("C&D")
Non-Owner Occupied CRE 19%
7%
Owner Occupied Commercial Real Estate
Mortgage Warehouse Lines of Credit

C&I, Owner Occupied CRE, Mortgage Warehouse LOC: 46%

Non-Owner Occupied CRE, C&D, Multi-Family: 35%

C&I, Owner Occupied CRE & Mtg. Warehouse LOC: $3,559 million



Mortgage Warehouse LOC: 7%
Finance & Insurance: 7%
Real Estate & Construction: 6%
Energy: 3%
Transportation Services: 2%
Retail Shopping: 2%
Healthcare: 2%
Banks : 2%
Retail Dealers: 1%
Professional Services: 1%
Consumer Services: 1%
Entertainment & Recreation: 1%
Restaurants: 1%
Utilities: 1%
Commercial Services: 1%
Misc. : 8%

Loan Portfolio Details ($)

(Dollars in thousands)	2Q25	1Q25	4Q24	3Q24	2Q24
Commercial and Industrial	2,011,178	2,022,085	2,002,634	2,074,037	2,070,947
Owner Occupied Commercial Real Estate	972,788	937,985	975,947	991,671	959,850
Mortgage Warehouse Lines of Credit	574,748	404,131	349,081	495,188	506,505
Total Commercial	3,558,714	3,364,201	3,327,662	3,560,896	3,537,302
Non-Owner Occupied Commercial Real Estate	1,455,771	1,445,864	1,501,484	1,533,093	1,563,152
Construction/Land/Land Development	653,748	798,609	864,011	991,545	1,017,389
Multi-Family Real Estate	529,899	489,765	425,460	434,317	398,202
Residential Real Estate-Single Family	1,465,535	1,465,192	1,432,129	1,414,013	1,421,027
Consumer Loans	20,779	21,895	22,967	22,926	22,099
Total Loans Held for Investment	7,684,446	7,585,526	7,573,713	7,956,790	7,959,171

Please see slide 30 for all footnote references included above.

Non-Owner Occupied CRE, C&D and Multi-Family: $2,639 million



Misc.: 1%
Finance & Insurance: 1%
Consumer: 1%
Restaurants: 1%
Auto-Related: 1%
Multi-Family under Construction: 1%
Hotels: 1%
Healthcare: 2%
Office Building: 5%
Retail Shopping: 6%
Multi-Family Real Estate: 7%
Real Estate & Construction: 8%

13

ORIGIN BANCORP, INC.

ORIGIN BANCORP, INC. _______ 1.49 1.35 1.57 1.68 1.66 0.15 0.48 (0.03) 0.15 0.12 Classified LHFI / Total LHFI Net Charge-Offs / Average LHFI (annualized) 2Q24 3Q24 4Q24 1Q25 2Q25 0.95 0.81 0.99 1.07 1.11 0.83 0.49 0.56 0.96 0.88 0.21 0.25 0.24 0.56 0.16 Nonperforming LHFI / LHFI Past due LHFI / LHFI Past due 30 to 89 days and still accruing / LHFI 2Q24 3Q24 4Q24 1Q25 2Q25 14 CREDIT QUALITY Asset Quality Trends (%) Allowance for Loan Credit Losses 100,865 95,989 91,060 92,011 92,426 1.27 1.21 1.20 1.21 1.20 1.34 1.28 1.25 1.28 1.29 ALCL as a percentage of LHFI, adjusted (%) ALCL as a percentage of LHFI (%) ALCL ($) 2Q24 3Q24 4Q24 1Q25 2Q25 • Provision expense for loan credit loss for 2Q25 was $2.7 million, compared to $3.7 million in 1Q25, and $5.4 million in 2Q24. • Allowance for loan credit losses to nonperforming loans held for sale is 108.33% at 2Q25, 113.08% at 1Q25, and 133.05% at 2Q24. DOLLARS IN THOUSANDS (15) Please see slide 30 for all footnote references included above. UNAUDITED

ORIGIN BANCORP, INC. _______ 15 SELECTED SECTORS - KEY PORTFOLIO METRICS June 30, 2025 Commercial Real Estate Office Multi-Family Real Estate + Under Construction Hotel Retail Shopping Outstanding Loan Balance $ 358,090 $ 663,743 $ 107,620 $ 600,445 % of Loans Held for Investment 4.67% 8.64% 1.40% 7.81 % Avg. Loan Size $ 2,295 $ 3,998 $ 3,986 $ 1,532 Weighted Avg. Loan- to-Value 57.06% 58.01% 52.74% 67.08 % Past Due Loans / Loans 0.06 — — — Classified Loans / Loans 0.06 0.99 — 1.73 Nonperforming Loans / Loans — 0.36 — 0.62 Net (Recoveries) Charge-offs / Avg. Loans — (0.01) — 0.56 Allowance for Loan Credit Losses / Loans 0.77 0.95 0.91 1.11 DOLLARS IN THOUSANDS, UNAUDITED

INVESTMENT SECURITIES

UNAUDITED

Investment Securities Average Balance and Yield

DOLLARS IN MILLIONS



1,190
1,185
1,152
1,163
1,156
2.54
2.50
2.63
3.15
3.16
2Q24
3Q24
4Q24
1Q25
2Q25
Total Securities ($)
Yield (%)

Accumulated Other Comprehensive Loss[16] ($)

DOLLARS IN MILLIONS



(127.2)
(94.2)
(106.0)
(90.4)
(73.6)
2Q24
3Q24
4Q24
1Q25
2Q25

Please see slide 30 for all footnote references included above.

- **AFS Bond Portfolio Optimization details:**
  - **AFS Sold - BV: $215.8 million; Wtd Avg Yield ("WAY"): 2.60%**
  - **AFS Purchased - BV: $201.8 million; WAY: 5.23%**
  - **Realized Loss: $14.4 million; FTE NII Gain: $5.6 million**
  - **Estimated Earnback (years): 2.6 years**
  - **Estimated 12-month NIM-FTE Impact: 6 basis points**
- **Key Bond Trade Statistics since 3Q23:**
  - **AFS Sold - BV: $664.8 million**
  - **Realized Loss: $40.8 million (6.1% of total BV sold)**
  - **FTE NII Gain: $18.4 million**
  - **Estimated Earnback (years): 2.2 years**
- **Total securities portfolio weighted average effective duration was 4.52 years at June 30, 2025, compared to 4.10 years at March 31, 2025.**
- **Expected principal cash flows from investments with no rate changes:**
  - **2025: $59.0 million**
  - **2026: $116.8 million**
  - **2027: $99.5 million**

Investment Securities - AFS at June 30, 2025



Corporate: 7%
MBS: 42%
Municipal: 25%
$1.13B
CMO: 26%

16
ORIGIN BANCORP, INC.

LOANS & SECURITIES- REPRICING OR MATURITY

UNAUDITED

Total Loans at June 30, 2025

(Dollars in thousands)	Repricing or Maturity Term: 1 Year or less	> 1 to 3 Years	> 3 to 5 Years	> 5 to 10 Years	> 10 Years	Total	Rate Structure: Floating Rate[17]	Variable Rate[17]	Fixed Rate
Commercial and industrial	$ 1,677,733	$ 179,271	$ 92,403	$ 61,771	$ —	$ 2,011,178	$ 1,601,984	$ 1,244	$ 407,950
Owner Occupied Commercial Real Estate	374,296	291,620	155,554	151,318	—	972,788	281,677	3,842	687,269
Mortgage Warehouse Lines of Credit	574,748	—	—	—	—	574,748	574,748	—	—
Total Commercial	2,626,777	470,891	247,957	213,089	—	3,558,714	2,458,409	5,086	1,095,219
Non-Owner Occupied Commercial Real Estate	674,765	520,139	213,449	47,418	—	1,455,771	533,083	2,436	920,252
Construction/Land/Land Development	497,866	98,425	45,024	10,716	1,717	653,748	388,053	11,173	254,522
Multi-Family Real Estate	393,498	79,881	41,900	11,383	3,237	529,899	291,770	—	238,129
Residential Real Estate - Single Family	422,152	302,718	306,537	216,673	217,455	1,465,535	251,821	729,193	484,521
Consumer	10,752	6,290	3,329	318	90	20,779	5,060	28	15,691
Total Loans Held for Investment	$ 4,625,810	$ 1,478,344	$ 858,196	$ 499,597	$ 222,499	$ 7,684,446	$ 3,928,196	$ 747,916	$ 3,008,334
% of total	60 %	19 %	11 %	7 %	3 %	100 %	51 %	10 %	39 %
Weighted Average Coupon Rate	6.73	5.05	6.11	4.27	5.52	6.15	7.00	4.83	5.36

AFS & HTM Securities at June 30, 2025

(Dollars in thousands)	Maturity & Projected Principal Cashflow: 1 Year or less	> 1 to 3 Years	> 3 to 5 Years	> 5 to 10 Years	> 10 Years	Total
Projected cash flow	$ 126,480	$ 205,243	$ 192,189	$ 468,412	$ 234,273	$ 1,226,597
% of Total	10 %	17 %	16 %	38 %	19 %	100 %

Please see slide 30 for all footnote references included above.

17

ORIGIN BANCORP, INC.

ORIGIN BANCORP, INC. _______ Finance & Insurance: 9% Real Estate Rental & Leasing: 7% Other Business Deposits <2%: 7% Construction: 5% Professional, Scientific, & Technical Svcs: 5% Affiliate: 4% Mgmt of Companies & Enterprises: 3% Manufacturing: 3% Other Svcs (except Public Administration): 3% Health Care & Social Assistance: 3%Mining: 2% Misc: 6% Commercial: 57% Consumer: 33% Public Funds: 10% 34% 21% 6% 34% 4% 1% 5% 1% 15% 64% 14% 1% 18 DEPOSIT DETAIL (Dollars in thousands) 2Q25 1Q25 4Q24 3Q24 2Q24 QoQ % Δ Total Deposits $ 8,123,036 $ 8,486,568 $ 8,510,842 $ 8,505,464 $ 8,251,125 (4.3) % FDIC Insured (3,464,116) (3,464,116) (3,442,636) (3,447,538) (3,425,268) — FDIC Insured Reciprocal (1,093,952) (1,093,952) (799,221) (801,145) (801,699) — FDIC Insured Brokered Deposits (431,609) (431,609) (636,814) (597,110) (444,989) — Total Estimated FDIC Uninsured Deposits 3,133,359 3,496,891 3,632,171 3,659,671 3,579,169 (10.4) Collateralized Public Funds (714,431) (714,431) (771,419) (836,150) (849,603) — Uninsured/ Uncollateralized Deposits ($) $ 2,418,928 $ 2,782,460 $ 2,860,752 $ 2,823,521 $ 2,729,566 (13.1) Uninsured/ Uncollateralized Deposits (%) 29.8% 32.8% 33.6% 33.2% 33.1 % Deposit Detail Geographic Concentration(2) at June 30, 2025 Commercial Deposit Composition: $4,601 millionDeposit Composition at June 30, 2025: $8,123 million Commercial Public FundsConsumer MississippiLouisiana Texas- DFW TX- East TexasTexas- Houston Please see slide 30 for all footnote references included above. UNAUDITED Southeast 18% 16% 18% 39% 9% (Dollars in thousands) 2Q25 1Q25 4Q24 3Q24 2Q24 QoQ % Δ Total Deposits $ 8,123,036 $ 8,338,412 $ 8,223,120 $ 8,486,568 $ 8,510,842 (2.6) % FDIC Insured (3,372,038) (3,546,288) (3,613,151) (3,464,116) (3,442,636) (4.9) FDIC Insured Reciprocal (992,673) (1,022,142) (871,174) (1,093,952) (799,221) (2.9) FDIC Insured Brokered Deposits (25,000) (50,000) (80,226) (431,609) (636,814) (50.0) Total Estimated FDIC Uninsured Deposits 3,733,325 3,719,982 3,658,569 3,496,891 3,632,171 0.4 Collateralized Public Funds (830,182) (822,009) (862,923) (714,431) (771,419) 1.0 Uninsured/ Uncollateralized Deposits ($) $ 2,903,143 $ 2,897,973 $ 2,795,646 $ 2,782,460 $ 2,860,752 0.2 Uninsured/ Uncollateralized Deposits (%) 35.7% 34.8% 34.0% 32.8% 33.6 % Deposit Detail

ORIGIN BANCORP, INC. _______ 4.46 4.47 4.20 3.69 3.45 3.95 4.01 3.61 3.23 3.203.08 3.14 2.79 2.52 2.47 Time Deposits Cost of Interest-bearing Deposits Cost of Total Deposits 2Q24 3Q24 4Q24 1Q25 2Q25 19 8,559 8,498 8,496 8,348 8,159 5,130 5,178 5,341 5,539 5,409 1,894 1,850 1,941 1,837 1,881 1,535 1,470 1,214 972 869 Interest-bearing Demand Noninterest-bearing Time Deposits 2Q24 3Q24 4Q24 1Q25 2Q25 Average Deposits ($) DEPOSIT TRENDS IDT Total Deposit Beta (%) DOLLARS IN MILLIONS UNAUDITED Deposit Cost Trends (QTD Annualized) (%) Time Deposit Repricing Schedule (19) Maturity Balance ($) Weighted Average Rate (%) 3Q25 365 3.64 4Q25 269 3.40 1Q26 99 3.23 2Q26 58 2.39 3Q26+ 40 1.21 Total 831 3.31 DOLLARS IN MILLIONS Noninterest-bearing Deposits Interest-bearing Deposits Index-based Interest- bearing Deposits 12% 65% 23%57.14 57.35 66.00 71.00 5.26 4.65 4.33 4.33 3.14 2.79 2.52 2.47 Cumulative Deposit Beta Average Quarterly Fed Funds Rate Cost of Total Deposits 3Q24 4Q24 1Q25 2Q25 Please see slide 30 for all footnote references included above. (18)

ORIGIN BANCORP, INC. _______ 20 YIELDS AND COSTS Yield on Loans Held for Investment (%) Cost of Funds (%) • At 2Q25, Loans Held for Investment with fixed rates = 39% and Loans Held for Investment with floating/variable rates = 61%. • At 2Q25, SOFR-based = $2.50 billion, Prime-based = $1.95 billion, and other index-based loans = $224.6 million. UNAUDITED 6.58 6.67 6.47 6.33 6.33 8.50 8.43 7.82 7.50 7.50 5.33 5.33 4.78 4.36 4.33 Yield on Loans Held for Investment Avg. Prime Rate 30 Day Avg. SOFR 2Q24 3Q24 4Q24 1Q25 2Q25 3.12 3.18 2.82 2.58 2.52 3.95 4.01 3.61 3.23 3.20 3.08 3.14 2.79 2.52 2.47 Cost of Total Deposits & Borrowings Cost of Interest Bearing Deposits Cost of Total Deposits 2Q24 3Q24 4Q24 1Q25 2Q25

ORIGIN BANCORP, INC. _______ 73,890 74,804 78,349 78,459 82,136 65,781 65,502 69,956 73,412 73,919 8,109 9,302 8,393 5,047 8,217 3.17 3.18 3.33 3.44 3.61 Net Interest Income excl. Mtg Warehouse LOC Mtg. Warehouse LOC Interest Income NIM (FTE) (%) 2Q24 3Q24 4Q24 1Q25 2Q25 21 DOLLARS IN THOUSANDS, UNAUDITED NET INTEREST INCOME AND NIM TRENDS 3.44 0.07 0.07 0.06 0.03 0.03 (0.02) (0.03) (0.04) 1Q 25 Tim e D ep os its Mtg. W ar eh ou se LO C Sub D eb t Sav ing s a nd IB Tr an sc . A cc ts Non -m ktb l. e qu ity se c. in oth er in sti tut ion s Rea l E sta te Lo an s FH LB an d O the r B or ro wing s IB B al. D FB 2Q 25 3.00 3.25 3.50 3.75 24.64 29.52 21.01 8.58 2.041.54 2.480.77 2.18 3.65 4.51 5.26 5.33 5.33 4.65 Cumulative NIM-FTE Beta Average Quarterly Fed Funds Rate 3Q22 4Q22 1Q23 2Q23 4Q23 1Q24 2Q24 3Q24 2Q25 NIM Beta - 2Q25 (%) 2.48 2.48 4.99 NIM-FTE Changes - 2Q25 (%) NIM-FTE Changes - 2Q25 (%) 73,32372,989 1,362 1,537 568 432 (298) (3,267) 4Q 23 RE Lo an s C&I MW LO C Othe r FH LB & O the r Bor ro wing s Sav ing s & IB Tr an sa c. Acc ts. 1Q 24 40,000 60,000 80,000 • Our NIM-FTE increased 17 basis points during 2Q25 compared to 1Q25. The yield earned on interest-earning assets increased eight basis points when compared to the linked quarter. Additionally, the average rate paid on total interest-bearing liabilities decreased negative five basis points when compared to the linked quarter. • Our bond portfolio optimization strategy, aimed at enhancing long- term yields and improving overall portfolio performance, positively impacted our NIM-FTE by 2 basis points for 2Q25, and is estimated to provide an 12-month positive impact to NIM-FTE of 6 basis points. • The Fed has maintained the target range at 4.25%-4.50% through four consecutive meetings in 2025, following a cumulative 100 basis point reduction in the second half of 2024. Net Interest Income & NIM ($) 3.61

ORIGIN BANCORP, INC. _______ 91,492 90,572 92,438 94,746 98,110 Net Interest Income Noninterest Income 2Q24 3Q24 4Q24 1Q25 2Q25 15,809 14,859 13,545 15,859 15,766 6,665 6,928 5,441 7,927 6,661 4,862 4,664 4,801 4,716 4,927 2,404 2,114 2,152 2,301 2,809 1,878 1,153 1,151 915 1,369 Insurance Commission & Fee Income Service Charges & Fees Other Fee Income Mortgage Banking Revenue 2Q24 3Q24 4Q24 1Q25 2Q25 22 Major Components of Noninterest Income ($) Net Interest Income + Noninterest Income ($)(4) NET REVENUE DISTRIBUTION Components of Other Noninterest Income ($) 2Q25 1Q25 4Q24 3Q24 2Q24 Limited Partnership Investment (Loss) Income (1,909) (1,692) (62) 375 68 Swap Fee Income 1,435 533 116 106 44 Gain on Subordinated Debentures — — — — 81 (Loss) Gain on Sale of Securities (14,448) — (14,617) 221 — Positive Valuation Adj. on Non-Marketable Equity Securities — — — — 5,188 (Loss) Gain on Asset Sales — (440) 129 — 817 Other 524 1,342 559 428 458 Total Components of Other Noninterest Income (14,398) (257) (13,875) 1,130 6,656 Major Components of Noninterest Income 15,766 15,859 13,545 14,859 15,809 Total Noninterest Income 1,368 15,602 (330) 15,989 22,465 82.1% 83.7% Please see slide 30 for all footnote references included above. DOLLARS IN THOUSANDS, UNAUDITED 83.5%84.8%82.6%

ORIGIN BANCORP, INC. _______ 23 Efficiency Ratio (%) NONINTEREST EXPENSE ANALYSIS DOLLARS IN THOUSANDS Noninterest Expense Composition ($) 63.59 75.02 64.81 66.82 68.86 83.85 65.99 74.23 Consolidated Efficiency Ratio 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Operating Leverage (%) E FF IC IE N C Y R AT IO N IE / AV E R A G E A S S E TS 2.32 2.48 2.39 2.59 2.49 2.61 2.57 2.56 63.59 75.02 64.81 66.82 68.86 83.85 65.99 74.23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 40 60 80 100 1.5 2.0 2.5 3.0 66 .8 2 65 .5 5 67 .4 8 68 .8 6 82 .7 9 74 .2 3 UNAUDITED 73 .7 7 83 .8 5 65 .9 9 65 .3 3 64,388 62,521 65,422 62,068 61,983 38,109 38,491 36,405 37,731 38,280 7,009 6,298 7,913 8,544 7,187 3,468 3,470 3,414 2,957 3,432 3,072 2,984 2,883 2,972 3,337 2,137 1,905 1,800 1,761 1,768 10,593 9,373 13,007 8,103 7,979 Salaries and Employee Benefits Occupancy and Equipment, net Data Processing Office and Operations Intangible Asset Amortization Other 2Q24 3Q24 4Q24 1Q25 2Q25

ORIGIN BANCORP, INC. _______ 10.7 10.9 11.1 11.5 11.7 10.5 10.8 10.9 11.2 11.2 Company Level Origin Bank Level 2Q24 3Q24 4Q24 1Q25 2Q25 12.3 12.6 13.5 13.8 13.7 12.2 12.4 13.3 13.4 13.1 Company Level Origin Bank Level 2Q24 3Q24 4Q24 1Q25 2Q25 24 CAPITAL 15.2 15.5 16.4 15.8 15.7 14.2 14.4 15.3 14.6 14.3 Company Level Origin Bank Level 2Q24 3Q24 4Q24 1Q25 2Q25 Common Equity Tier 1 Capital to Risk-Weighted Assets(20) (%) ICap ICap Total Capital to Risk-Weighted Assets(20) (%) Tier 1 Capital to Risk-Weighted Assets(20) (%)Tier 1 Capital to Average Assets (Leverage Ratio)(20) (%) Please see slide 30 for all footnote references included above. UNAUDITED 12.2 12.5 13.3 13.6 13.5 12.2 12.4 13.3 13.4 13.1 Company Level Origin Bank Level 2Q24 3Q24 4Q24 1Q25 2Q25

ORIGIN BANCORP, INC. _______ QTD YTD 2Q25 1Q25 2Q25 $ Impact EPS Impact (21) $ Impact EPS Impact (21) $ Impact EPS Impact (21) Notable interest expense items: OID amortization - subordinated debenture redemption $ — $ — $ (681) $ (0.02) $ (681) $ (0.02) Notable provision expense items: Provision release on relationships impacted by questioned banker activity — — 375 0.01 375 0.01 Notable noninterest income items:(22) Loss on sales of securities, net (14,448) (0.36) — — (14,448) (0.36) Net loss on OREO properties(22) (158) — (212) (0.01) (370) (0.01) BOLI payout — — 208 0.01 208 0.01 Notable noninterest expense items: Operating expense related to questioned banker activity (530) (0.01) (543) (0.01) (1,073) (0.03) Operating expense related to strategic Optimize Origin initiatives (428) (0.01) (1,615) (0.04) (2,043) (0.05) Employee Retention Credit — — 213 0.01 213 0.01 Total notable items $ (15,564) (0.39) $ (2,255) (0.06) $ (17,819) (0.45) 25 DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED NOTABLE ITEMS Please see slide 30 for all footnote references included above.

ORIGIN BANCORP, INC. _______ 2Q25 1Q25 Calculation of PTPP earnings: Net income $ 14,647 $ 22,411 Provision (benefit) for credit losses 2,862 3,444 Income tax expense 4,012 6,138 PTPP earnings (non-GAAP) $ 21,521 $ 31,993 Calculation of PTPP ROAA: PTPP earnings $ 21,521 $ 31,993 Divided by number of days in the quarter 91 90 Multiplied by the number of days in the year 365 365 PTPP earnings, annualized $ 86,320 $ 129,749 Divided by total average assets $ 9,715,923 $ 9,808,215 ROAA (annualized) (GAAP) 0.60% 0.93 % PTPP ROAA (annualized) (non-GAAP) 0.89 1.32 Calculation of tangible common equity to tangible assets: Total assets $ 9,678,158 $ 9,750,372 Goodwill (128,679) (128,679) Other intangible assets, net (36,444) (38,212) Tangible assets 9,513,035 9,583,481 Total common stockholders' equity $ 1,205,769 $ 1,180,177 Goodwill (128,679) (128,679) Other intangible assets, net (36,444) (38,212) Tangible common equity 1,040,646 1,013,286 Common equity to total assets 12.46% 12.10 % Tangible common equity to tangible assets (non-GAAP) 10.94 10.57 26 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ORIGIN BANCORP, INC. _______ 2Q25 1Q25 Calculation of ROATCE: Net income $ 14,647 $ 22,411 Divided by number of days in the quarter 91 90 Multiplied by the number of days in the year 365 365 Annualized net income $ 58,749 $ 90,889 Total average stockholders' equity $ 1,190,331 $ 1,166,749 Average goodwill (128,679) (128,679) Average other intangible assets, net (37,459) (38,254) Average tangible common equity 1,024,193 999,816 ROAE (annualized) (GAAP) 4.94% 7.79 % ROATCE (annualized) (non-GAAP) 5.74 9.09 27 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

Calculation of tangible book value per common share:

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	4Q23	3Q23
Total common stockholders' equity	$ 1,205,769	$ 1,180,177	$ 1,145,245	$ 1,145,673	$ 1,095,894	$ 1,078,853	$ 1,062,905	$ 998,945
Goodwill	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)
Other intangible assets, net	(36,444)	(38,212)	(37,473)	(39,272)	(41,177)	(43,314)	(45,452)	(42,460)
Tangible common equity	1,040,646	1,013,286	979,093	977,722	926,038	906,860	888,774	827,806
Divided by common shares outstanding at period end	31,224,718	31,244,006	31,197,574	31,167,410	31,108,667	31,011,304	30,986,109	30,906,716
Book value per common share (GAAP)	$ 38.62	$ 37.77	$ 36.71	$ 36.76	$ 35.23	$ 34.79	$ 34.30	$ 32.32
Tangible book value per common share (non-GAAP)	33.33	32.43	31.38	31.37	29.77	29.24	28.68	26.78

	2Q23	1Q23	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21
Total common stockholders' equity	$ 997,859	$ 992,587	$ 949,943	$ 907,024	$ 646,373	$ 676,865	$ 730,211	$ 705,667
Goodwill	(128,679)	(128,679)	(128,679)	(136,793)	(34,153)	(34,153)	(34,368)	(26,741)
Other intangible assets, net	(44,724)	(47,277)	(49,829)	(52,384)	(15,900)	(16,425)	(16,962)	(3,089)
Tangible common equity	824,456	816,631	771,435	717,847	596,320	626,287	678,881	675,837
Divided by common shares outstanding at period end	30,866,205	30,780,853	30,746,600	30,661,734	23,807,677	23,748,748	23,746,502	23,496,058
Book value per common share (GAAP)	$ 32.33	$ 32.25	$ 30.90	$ 29.58	$ 27.15	$ 28.50	$ 30.75	$ 30.03
Tangible book value per common share (non-GAAP)	26.71	26.53	25.09	23.41	25.05	26.37	28.59	28.76

ORIGIN BANCORP, INC.
28

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, UNAUDITED

Calculation of core efficiency ratio:

	2Q25	1Q25	4Q24	3Q24	2Q24	1Q24	4Q23	3Q23
Total noninterest expense	$ 61,983	$ 62,068	$ 65,422	$ 62,521	$ 64,388	$ 58,707	$ 60,906	$ 58,663
Insurance and mortgage noninterest expense	(8,460)	(8,230)	(8,497)	(8,448)	(8,402)	(8,045)	(8,581)	(8,579)
Adjusted total noninterest expense	53,523	53,838	56,925	54,073	55,986	50,662	52,325	50,084
Net interest income	82,136	78,459	78,349	74,804	73,890	73,323	72,989	74,130
Insurance and mortgage net interest income	(2,924)	(2,815)	(2,666)	(2,578)	(2,407)	(2,795)	(2,294)	(2,120)
Total noninterest income	1,368	15,602	(330)	15,989	22,465	17,255	8,196	18,119
Insurance and mortgage noninterest income	(8,030)	(8,842)	(6,592)	(8,081)	(8,543)	(10,123)	(4,727)	(7,335)
Adjusted total revenue	72,550	82,404	68,761	80,134	85,405	77,660	74,164	82,794
Efficiency ratio (GAAP)	74.23 %	65.99 %	83.85 %	68.86 %	66.82 %	64.81 %	75.02 %	63.59 %
Core efficiency ratio (non-GAAP)	73.77	65.33	82.79	67.48	65.55	65.24	70.55	60.49

	2Q23	1Q23	4Q22	3Q22	2Q22	1Q22	4Q21	3Q21
Total noninterest expense	$ 58,887	$ 56,760	$ 57,254	$ 56,241	$ 44,150	$ 42,774	$ 40,346	$ 39,165
Insurance and mortgage noninterest expense	(9,156)	(8,033)	(8,031)	(8,479)	(8,397)	(8,626)	(6,580)	(6,688)
Adjusted total noninterest expense	49,731	48,727	49,223	47,762	35,753	34,148	33,766	32,477
Net interest income	75,291	77,147	84,749	78,523	59,504	52,502	54,180	52,541
Insurance and mortgage net interest income	(1,574)	(1,493)	(1,376)	(1,208)	(1,082)	(875)	(946)	(1,048)
Total noninterest income	15,636	16,384	13,429	13,723	14,216	15,906	16,701	15,923
Insurance and mortgage noninterest income	(7,587)	(8,792)	(6,255)	(4,737)	(8,047)	(10,552)	(5,683)	(6,179)
Adjusted total revenue	81,766	83,246	90,547	86,301	64,591	56,981	64,252	61,237
Efficiency ratio (GAAP)	64.76 %	60.69 %	58.32 %	60.97 %	59.89 %	62.53 %	56.92 %	57.21 %
Core efficiency ratio (non-GAAP)	60.82	58.53	54.36	55.34	55.35	59.93	52.55	53.03

ORIGIN BANCORP, INC.
29

ORIGIN BANCORP, INC. _______ 30 PRESENTATION NOTES (1) Excludes the Southeast market which is less than 1% of total deposits and loans each. (2) Excludes Treasury/wholesale deposits of $23.9 million at June 30, 2025. (3) Excludes mortgage warehouse lines of credit (“mortgage warehouse LOC”). (4) Excludes notable items. (5) Annualized benefit is presented on a tax-equivalent yield basis to account for tax-exempt income. (6) Data obtained from Office of the Texas Governor (gov.texas.gov), Bureau of Labor Statistics (bls.gov), Baldwin County Economic Development Council (baldwineda.com), Florida's Great Northwest (floridasgreatnorthwest.com), Bureau of Transportation Statistics (bts.gov) and Port of Mobile, Alabama Port Authority (alports.com). (7) As used in this presentation, PTPP earnings, PTPP ROAA, tangible book value per common share, tangible common equity to tangible assets, ROATCE, and core efficiency ratio are either non-GAAP financial measures or use a non-GAAP contributor in the formula. For a reconciliation of these alternative financial measures to their comparable GAAP measures, see slides 26-29 of this presentation. (8) Total LHFI, adjusted excludes mortgage warehouse LOC for all periods presented. (9) Origin Bancorp, Inc. and KBW Nasdaq Bank cumulative total shareholder return assumes $100 invested on December 31, 1996, and any dividends are reinvested. Data for Origin Bancorp, Inc. cumulative total shareholder return prior to May 9, 2018, is based upon private stock transactions and is not reflective of open market trades. (10) Data obtained from The United States Census Bureau (census.gov). Count is as of most recent practicable date. (11) Prior period numbers were adjusted to include mortgage warehouse deposits in our DFW market. (12) The DFW and Houston markets include $108.0 million of deposits in total that were sold on December 31, 2024, and immediately repurchased on January 1, 2025. (13) The period ended December 31, 2021, excludes PPP loans. (14) Does not include loans held for sale. (15) The ALCL to total LHFI, adjusted is calculated by excluding the ALCL for mortgage warehouse LOC from the total LHFI ALCL in the numerator and excluding the mortgage warehouse LOC from the LHFI in the denominator. Due to their low-risk profile, mortgage warehouse LOC require a disproportionately low allocation of the ALCL. (16) The accumulated other comprehensive loss primarily represents the unrealized loss, net of tax benefit, of available for sale securities and is a component of equity. (17) Floating rate loans typically reprice monthly, while variable rate loans reprice based upon the terms defined within the adjustable rate loan agreement specific to their loan contract. (18) Uses total deposits costs for the month ended August 31, 2024, as the cycle starting point. (19) Projection is based upon June 30, 2025, time deposit balances. (20) June 30, 2025, ratios are estimated. (21) The diluted EPS impact is calculated using a 21% effective tax rate. The total of the diluted EPS impact of each individual line item may not equal the calculated diluted EPS impact on the total notable items due to rounding. (22) The $158,000 net loss on OREO properties for the quarter ended June 30, 2025, includes an $8,000 insurance settlement recovery that was included in noninterest income on the face of the income statement and $3,000 in repair costs that was included in noninterest expense. The $212,000 net loss on OREO properties for the quarter ended March 31, 2025, includes a $444,000 expected insurance settlement recovery that was included in noninterest income on the face of the income statement, and a $148,000 repair cost that was included in noninterest expense. The $370,000 net loss on OREO properties for the six months ended June 30, 2025, includes a $452,000 insurance settlement recovery that was included in noninterest income on the face of the income statement and a $151,000 repair cost that was included in noninterest expense.